UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 10, 2016

Earth Science Tech, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	000-55000	45-4267181
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

C1702 Costa Del Sol, Boca Raton, Florida 33432

(Address of Principal Executive Offices)

(561) 757-5591

(Registrant's Telephone Number, Including Area Code)

___________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On June 20, 2016, Earth Science Tech, Inc. ("The Company" or "ETST") made a press release announcing the signing of a Letter of Intent to purchase BEO ITS, Inc., a Canadian Biotech Company.  The text of the press release is attached hereto as Exhibit 99.1.

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

Letter of Intent - BEO ITS, Inc.

On June 10, 2016, Earth Science Tech, Inc. ("the Company" or "ETST") entered into a Binding Letter of Intent to acquire 100% of the assets of BEO ITS, Inc.  BEO ITS, Inc. is a Canadian Biotech Company engaged in the development of medical devices, tests and vaccines for STIs (Sexually Transmitted Infections and/or Diseases).

With the final Definitive Asset Purchase Agreement, Earth Science intends to diversify the Company's business into new markets including the medical, medical device and pharmaceutical industry.

The executed Letter of Intent is attached in its entirety hereto as Exhibit 10.1.

Incorporation of Subsidiary

Based on the Final Definitive Asset Purchase Agreement, ETST has formed a new wholly owned subsidiary, Earth Science Pharmaceutical, Inc., domiciled in the state of Florida.  The Articles of Incorporation are attached hereto as Exhibit 3.1.

Appointment of Subsidiary CEO

In addition, Dr. Michel Aubé , the CEO and principal owner of BEO ITS, Inc. has been elected effective June 20, 2016 as the CEO of Earth Science Pharmaceutical, Inc., the wholly owned subsidiary of ETST.

Dr. Michel Aubé has wide-ranging expertise in the life sciences. As a microbiologist he furthered his graduate studies at Laval University, earning a Master's degree in Cell Biology and Molecular Physiology as well as a PhD in Physiology-Endocrinology. In addition, he created and taught three postdoctoral courses in Immunology. His scientific research in Sexually Transmitted Infections (STIs), Cancer and Stem Cell biology has been published in several prestigious medical journals. Dr. Aubé has received a number of Awards for Excellence from the Network for environmental health research and childhood diseases.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

                (d)  Exhibits.  The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601of Regulation S-K.

Exhibit No.	Description
3.1	Articles of Incorporation of Earth Science Pharmaceutical, Inc.
10.1	Letter of Intent dated June 10, 2016
99.1	Press Release dated June 20, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTH SCIENCE TECH, INC.

Date: June 27, 2016

By:/s/ Matthew J. Cohen

____________________________________

Matthew  J. Cohen,

Chief Executive Officer